EXHIBIT 22. LIST OF SUBSIDIARIES  OF CHELL GROUP  CORPORATION AS AT NOVEMBER 26,
            2002

Name of Subsidiary(1)                              Jurisdiction of Incorporation
---------------------                              -----------------------------

Logicorp Data Systems Ltd. (2)...........................................Alberta
Logicorp Service Group Ltd (2)...........................................Alberta
123557 Alberta Ltd. (2)..................................................Alberta
591360 Alberta Ltd. (2)..................................................Alberta
eTelligent Solutions Inc. (3)............................................Alberta
Chell Merchant Capital Group, Inc........................................Ontario
NTN Interactive Network Inc. (sold December 2003).........................Canada
3484751 Canada Inc........................................................Canada
GalaVu Entertainment Network Inc. (sold April 2003)......................Ontario
Viewer Services (4)......................................................Ontario
Chell.com (USA) Ltd.......................................................Nevada

----------

NOTES:
      (1) Unless otherwise indicated, all named entities are wholly-owned subsidiaries of Chell Group Corporation
      (2)   Wholly-owned subsidiary of Chell Merchant Capital Group, Inc.
      (3)   Wholly-owned subsidiary of Logicorp Data Systems Ltd.
      (4)   Wholly-owned subsidiary of NTN Interactive Network Inc.

EXHIBIT 22. LIST OF SUBSIDIARIES OF CHELL GROUP CORPORATION AS AT NOVEMBER 26,
            2001

Name of Subsidiary(1)                              Jurisdiction of Incorporation
---------------------                              -----------------------------

Chell Merchant Capital Group, Inc........................................Ontario
Logicorp Data Systems Ltd. (2) ..........................................Alberta
Logicorp Service Group Ltd. (2) .........................................Alberta
123557 Alberta Ltd. (2) .................................................Alberta
591360 Alberta Ltd. (2) .................................................Alberta
eTelligent Solutions Inc. (3) ...........................................Alberta
NTN Interactive Network Inc...............................................Canada
1113659 Ontarion Ltd. ("Viewer Services) (4).............................Ontario
3484751 Canada Inc........................................................Canada
GalaVu Entertainment Network Inc. .......................................Ontario
Chell.com (USA) Ltd.......................................................Nevada

----------

NOTES:
      (1) Unless otherwise indicated, all named entities are wholly-owned subsidiaries of Chell Group Corporation.
      (2)   Wholly-owned subsidiary of Chell Merchant Capital Group.
      (3)   Wholly-owned subsidiary of Logicorp Data Systems Ltd..
      (4)   Wholly-owned subsidiary of NTN Interactive Network Inc.